                                                                    EXHIBIT 10.9

                       Application Development Agreement

     This application development agreement ("Agreement") by and between Intel Corporation, a Delaware corporation having a place of business at 2200 Mission College Blvd., Santa Clara, CA 95052 ("Intel") and Mpath Interactive, Inc. ("Developer"), a corporation having a place of business at 665 Clyde Avenue, Mountain View, CA 94043 is effective November 19, 1998 (the "Effective Date").

                                  Background

     A. Intel is in the business of developing and marketing microprocessors and associated chipsets. In connection with the anticipated introduction of Intel's Katmai Processor and the capabilities enabled by Processor Number, Intel desires to have certain Applications available for use in connection with its marketing efforts.

     B. In exchange for certain marketing rights described in this Agreement, Intel is willing to sponsor Developer's creation of an application which will use and demonstrate the advantages of Intel's Katmai Processor and Processor Number features, all as described below.

                                   Agreement

Intel and Developer agree as follows:

1.   Developer's Efforts

     1.1    Definitions:

            1.1.1 The Application. The title of the application is mplayer.com. In this Agreement it is referred to as the "Application." A description of the Application is appended as Attachment A.

            1.1.2 "Katmai Launch" means the day on which Intel formally announces and Original Equipment Manufacturers make available for sale, personal computer systems based on the Katmai Processor. The target date for the Katmai Launch is March 1, 1999.


     1.2 Development Efforts. Developer shall use commercially reasonable efforts to meet the Target Delivery Dates set out below and shall report to Intel on the progress of the Application's development at least biweekly. Intel may call periodic detailed design review meetings with Developer at reasonable intervals. Intel shall maintain Developer's confidential disclosures in confidence pursuant to CNDA #75561. The development plan is set out with greater detail in Attachment B.

Milestone                                                                 Target Delivery Date
-----------------------------------------------------------------------------------------------
 Execution of the Agreement                                                       [XXXXX]
-----------------------------------------------------------------------------------------------
 Functional and demonstrable incorporation of processor # reference               [XXXXX]
 implementation*
 (Problem button cut into client)
-----------------------------------------------------------------------------------------------
 Functional and demonstrable incorporation of processor # reference               [XXXXX]
 implementation into mplayer.com*
-----------------------------------------------------------------------------------------------
 Katmai-Only Protected Room incorporation live on mplayer.com                  March 1, 1999
-----------------------------------------------------------------------------------------------

     * Must be functional with Katmai references in the mplayer.com QA lab but no publicly visible Katmai references may be made.

     1.3 Pre-Existing Works and Licenses. Developer shall identify on Attachment A any preexisting works upon which the Application is based. Developer need not identify standard development tools which do not affect the right to distribute titles based on their use. Developer shall also identify any contractual or other known limitations on its rights to distribute or demonstrate the Application publicly or to license Intel or its licensees to do so.

     1.4 Platform Dependencies. The dates set out herein are based on certain anticipated introduction dates of certain Intel products. If such dates are extended by Intel in its sole discretion then Intel shall notify Developer of such extensions and the Target Delivery Dates and other dates related to them shall be extended by a like period.

     1.5 Application Obligations. Developer will offer users of its mplayer.com game service the Application for a period of at least [XXXXX] from initial Katmai launch. Developer shall perform measurement as described in Attachment D.

2.   Technical Assistance from Intel

     2.1 Intel Technology. Intel shall provide Developer with the information, development software, and loaner hardware/systems identified on Attachment C ("Intel's Technical Assistance"), and may provide other similar items to Developer, (collectively "Intel Technology"). Intel Technology remains Intel's property and is deemed confidential information delivered under CNDA #75561 executed by and between the parties as of March 8, 1996.

     2.2. Intel Consulting. Depending on Developer's interest and needs and availability of Intel staff, Intel may provide consultation to Developer on methods to improve the Application to take advantage of Processor Number, the Katmai Processor, and on technical problems encountered in developing the Application.

     2.3 As Is. The Intel Technology, and any Intel consulting, is provided "AS IS" with no warranties.



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3.   Marketing Rights; Sponsorship Payments

     3.1 Demonstration and Marketing Rights. Unless and until Intel's rights are terminated under the terms of this Agreement, Intel shall have the following worldwide rights and licenses:

           3.1.1 Intel may use and display the Application publicly and privately in displays, performances, and broadcasts for promotional purposes, including at trade shows, in customer visits, in advertisements, and by means of video or other electronic transmission of sounds, text and images. Intel may license other parties to exercise such rights in connection with the promotion and marketing of Intel products, but shall not license or distribute copies of the Application for end-user distribution except as expressly permitted in writing.

          3.1.2 Intel may include copies of the sounds, text and images included in the Application (including software screen displays) in Intel's printed and digital publications for promotional purposes. This includes use in annual reports, corporate web site, advertising, and point-of-sale displays, all of which may be reproduced and distributed.

          3.1.3 Except as provided in the following section, Developer may not, without prior written approval from Intel, display, perform publicly, or in any other way show the Katmai to a third party until the Katmai Launch. The parties agree to negotiate, in good faith, a written, mutually acceptable arrangement to use Developer's elite beta testing group to test the Application.

          3.1.4 The Developer shall not use Intel's name, logos, or trademarks for marketing purposes without Intel's written permission.

          3.15 Developer will designate Application-enabled game rooms with text or pictorials subject to Intel approval.

          3.1.6 Intel may copy the Application as reasonably necessary to exercise the rights granted hereunder, provided that any copies of the Application provided to third parties permitted hereunder shall be under a commercially reasonable "shrink-wrap," "click-wrap," or similar license terms which prohibit reverse engineering, reverse compiling, reducing to human perceivable form, disassembling, copying and distribution not permitted hereunder.

     3.2 Sponsorship Payments. Intel shall make a first sponsorship fee payment of [XXXXX] upon execution hereof. Thereafter, within thirty days of Developer's completion and delivery of each of the following milestones (including as they may be further defined in this Agreement), Intel shall either notify Developer that it will pay Developer the sponsorship fee set out below or decline to do so. If Intel declines to pay the sponsorship fee, then Intel's license under Section 3.1 shall terminate, Intel must make the appropriate payment under Section 4.3 and Intel shall discontinue all activities thereunder within sixty days from such delivery, otherwise, Intel shall pay the appropriate fee as set out below.

                      Milestone                                  Date             Sponsorship Fee
---------------------------------------------------------------------------------------------------
 Execution of this Agreement                                    [XXXXX]                [XXXXX]
---------------------------------------------------------------------------------------------------
 Functional and demonstrable incorporation of                   [XXXXX]                [XXXXX]
 processor # reference implementation
 (Problem button cut into client)*
---------------------------------------------------------------------------------------------------
 Functional and demonstrable incorporation of                   [XXXXX]                [XXXXX]
 processor # reference implementation into
 mplayer.com*
---------------------------------------------------------------------------------------------------
 Katmai-Only Room incorporation live on mplayer.com**        March 1, 1999             [XXXXX]
---------------------------------------------------------------------------------------------------
                                                                Total                  [XXXXX]
---------------------------------------------------------------------------------------------------

     * Must be functional with Katmai references in the mplayer.com QA lab but no publicly visible Katmai references may be made.

     ** Production release with publicly visible Katmai references.

     3.3 Manner of Payment. All payments shall be made in US dollars, and shall be sent to the address specified in this Agreement.

     3.4 Discretionary Exercise. Intel's exercise of its rights hereunder will be at Intel's sole discretion, and Intel is not hereby committing to use the Application in any activities or to refrain from using any other product in any activities.

4.   Term and Termination

     4.1 Term. This Agreement expires on March 31, 2001, unless earlier terminated pursuant to its terms.

     4.2 Termination. Before payment of the final sponsorship fee hereunder, either party may terminate this Agreement at any time with or without cause by giving the other written notice of termination. After such payment, a party may terminate this Agreement by written notice if the other party is in material breach of any of its terms and fails to cure such breach within thirty (30) days after receipt of written notice of such breach.

     4.3 Effect of Termination. If Intel terminates the Agreement other than for breach, Developer may retain all sponsorship fees paid hereunder without further obligation and Intel agrees to pay Developer [XXXXX] specified in
Section 3.2. The parties agree that in no event will the payment made by Intel for termination for convenience exceed the amount of the next milestone payment. If however Developer terminates the Agreement other than for breach, it shall refund all fees received from Intel hereunder. Regardless of the reason for termination, Developer shall retain full title to its own work in the Application, but Developer shall on Intel's written request, return all materials that Intel provided hereunder.


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                                      -4-

5.   Developer Support and Warranty

     5.1 Support. Developer shall provide technical support for the Application consistent with standard commercial practices.

     5.2 Rights. Developer warrants and represents that it has or shall obtain all rights necessary to undertake the activities described in this Agreement and to grant the licenses described herein. Developer shall promptly notify Intel of any charge or claim of infringement of any third party's right relating to development, distribution, or display of the Application.

     5.3 Suits based on Application. Developer shall defend, indemnify, and hold Intel harmless from and against any suit or proceeding brought against Intel, its subsidiaries or customers, based upon Intel's use, as authorized in this Agreement, of the Application, including any claim that the Application infringes any third-party intellectual property right (a "Claim"). Developer's indemnity will include all damages and costs awarded, including reasonable attorneys' fees, and settlement costs, provided that Intel shall not settle any claim without Developer's consent.

          5.3.1 Intel shall promptly notify Developer of any Claim and will provide information, assistance, and cooperation in defending against it (at Developer's expense).

          5.3.2 Intel will have the right to participate in the defense of any Claim, at its own expense.

          5.3.3 If there appears, in Intel's opinion, to be a reasonable likelihood that distribution of any portion of the Application may be found to infringe the rights of any third party, then Intel may terminate this Agreement.

          5.3.4 This indemnity shall not apply to portions of the Application prepared or provided by Intel.

6.   General Provisions

     6.1 Confidential Terms. The parties may disclose, subject to written confidentiality agreement, this Agreement to their lawyers, accountants and in the course of due diligence for investment or financing. Intel and Developer may each make press releases about the existence and contents of the Agreement (except with respect to specific financial terms) with the prior approval of the other of the contents of the press release, which approval shall not be unreasonably withheld or delayed. In no event will any press release be made prior to [XXXXX] launch without mutual written consent.

     6.2 Title. Except for the licenses expressly provided here, no licenses are granted by either party, either expressly or by implication, to any intellectual property of the other.

     6.3 Relationship of Parties. The parties are not partners or joint venturers, or liable for the obligations, acts, or activities of the other.

     6.4 Amendments and Assignments. Any change, modification or waiver to this Agreement must be in writing and signed by an authorized representative of each party. Neither party may assign its rights or obligations under this Agreement, by operation of law or otherwise, without the express written consent of the other party; except that either party may assign this Agreement to an affiliate commonly owned and controlled by or with the party or to any other third party in connection with the merger or acquisition of the party or sale of all or substantially all of its assets used primarily in connection with this Agreement. Each party agrees to provide no less than three (3) business days' prior notification of any authorized assignment under this Agreement, including assignment to an affiliate or as part of an asset sale. Any attempted assignment except as allowed by the immediately preceding sentence is null and void. Subject to the foregoing, this Agreement will benefit and bind the successors and permitted assigns of the parties.

     6.5 Merger and Waiver. This Agreement is the entire agreement between the parties with respect to the development and distribution of the Application, and it supersedes any prior or contemporaneous agreements and negotiations relating thereto. No waiver of any breach or default shall constitute a waiver of any subsequent breach or default.

     6.6 Limited Liability. Neither party shall be liable to the other for lost profits, expected revenues, or development or support costs arising from any termination of this Agreement. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, REVENUE, DATA, OR USE OR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT. THE TOTAL CUMULATIVE AMOUNT RECOVERABLE UNDER THIS AGREEMENT IS HEREBY CAPPED AT AN AMOUNT EQUAL TO THE TOTAL CUMULATIVE AMOUNT PAID UNDER THIS AGREEMENT BY INTEL TO DEVELOPER. THE FOREGOING ALLOCATION OF RISK IS REFLECTED IN THE AMOUNT OF THE COMPENSATION CONTEMPLATED IN THIS AGREEMENT.

     6.7 Notices and Requests. All notices and requests under this Agreement must be in writing and shall be personally delivered, sent by certified or registered mail, or overnight courier to the addresses below:

--------------------------------------------------------------------------------

To Intel                                                          To Developer
     Intel Corporation
     2200 Mission College Blvd.                                       Mpath Interactive, Inc.
     Santa Clara, CA  95052                                           665 Clyde Avenue
     Attn:  General Counsel                                           Mountain View, CA  94043
                                                                      Attn:  General Counsel
Copy to:
     Intel Corporation
     5200 Elam Young Parkway
     Hillsboro, OR  97124
     Attn:  Bob Rossi
     Mailstop JF3-216
------------------------------------------------------------------------------------------------

     6.8 Choice of Law. This Agreement is governed, controlled, interpreted and defined by and under the laws of the State of California, without regard to the conflicts of laws provisions thereof, and the United States. Any litigation arising under this Agreement will be brought in the federal or state courts of the Northern District of California. If any litigation or proceeding is brought by either party against the other in connection with this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all costs, reasonable attorneys' fees and other expenses incurred by such prevailing party.

     In witness of their agreement, the parties have caused the Agreement to be executed below by their authorized representatives.

Intel Corporation                   Mpath Interactive, Inc. (Developer)


By:  /s/ Ronald J. Whittier           By:  /s/ Thomas C. Garland, Jr.
    -----------------------               ---------------------------
    Name: Ronald Whittier             Name: Thomas C. Garland, Jr.
          General Manager,                  ----------------------
          Content Group               Title: Vice President
                                             --------------

Date: 11/24/98                        Date: 11/20/98
      --------                              --------

                                  ATTACHMENT A
                                  ------------

                          Application Specifications

     General Description: Within the mplayer.com web-based game service, Katmai users will be able to create game rooms exclusive to those who have enabled the Processor Number feature on their Katmai-based personal computers.

     Pre-Existing Works, Rights: (Identify any titles, or parts of titles that the Application is based on or incorporates. Specify any contractual or other limitations which may impact distribution of demonstration of the Application.)

     mplayer.com client software as it has evolved since 1995.

     Internet usage (Does the SW include multiplayer, download, upload, chat, etc.)? [XXXXX]

     Will the Application run under:
          Microsoft Windows 95 & 98? [XXXXX] Windows NT? [XXXXX]

     Contractual Limitations

     Certain screen shots may contain proprietary third party material such as game content, trademarks and/or text. In such instances, Developer will have to seek authorization from such third parties before Intel can exercise certain of its rights under this Agreement.

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                                 ATTACHMENT B
                                 ------------

                         Development Schedule and Plan

--------------------------------------------------------------------------------------
Milestone                                                        Target Delivery Date
--------------------------------------------------------------------------------------
 Initial application specification Execution of the Agreement           [XXXXX]
--------------------------------------------------------------------------------------
 Functional and demonstrable incorporation of processor #               [XXXXX]
 reference implementation
 (The addition to the mplayer.com client interface the
 "Report a Problem" feature.  This feature will enable
 members with the push of a button to send an incident
 report to mplayer.com customer support.  This report will
 contain the name of the reporter, space for a claim, and
 pass some portion of the recent chat text as applicable.
 If a Katmai user is the banned, their mplayer.com ID is
 suspended, and the Katmai machine they most recently logged in from is similarly banned.)  The "Report a Problem"
 Feature will launch for non-Katmai users first and is
 required for Katmai users at launch.
--------------------------------------------------------------------------------------
 Functional and demonstrable incorporation of processor #               [XXXXX]
 reference implementation into mplayer.com
--------------------------------------------------------------------------------------
 Katmai-Only Room incorporation live on mplayer.com (Room            March 1, 1999
 Intercept Filter/Room Access Filter:  Any mplayer.com
 member using a Katmai system will be given the option at
 the time of room creation to only admit other members with
 the Katmai Processor feature turned on and who are not
 banished)
--------------------------------------------------------------------------------------

     The "Live" Katmai-only Room application will be commercially available on the Internet and require Processor Number to operate.

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                                      -9-

                                  ATTACHMENT C
                                  ------------

                   Intel's Technical Assistance Information

Items
----------------------------------------------------------------------------------------------
Information
----------------------------------------------------------------------------------------------
 ? General information regarding Katmai New Instructions, Katmai Processor Number
 ? Access to Intel's secure web site relating to the technology
 ? Documentation, such as programming manuals
 ? Technical assistance in the use of the development tools, simulator and development
 ? systems.
----------------------------------------------------------------------------------------------
 ? Development Software
----------------------------------------------------------------------------------------------
 ? Processor Number Reference Implementation
----------------------------------------------------------------------------------------------
 ? Hardware/Systems                                                               [XXXXX]
----------------------------------------------------------------------------------------------
 ? development systems based on a silicon implementation of the Katmai CPU in
   ___/___/___ ("Critical")
----------------------------------------------------------------------------------------------
   Third-party Code
----------------------------------------------------------------------------------------------
       ?
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
       ?
----------------------------------------------------------------------------------------------


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                                  ATTACHMENT D
                                  ------------

     Dl. Initial Measurement Requirements: Developer will offer users of its mplayer.com game service the application for a period of at least [XXXXX] from initial Katmai launch. During this initial [XXXXX] period, the Developer shall measure the effectiveness of the application using the following monthly indices:

     D1.1. Total number of users who create game rooms within each individual game offered on the mplayer.com service.

     Dl.2. Total number of users who play a game (sorted by genre and not specific game titles) offered on the mplayer.com service.

     Dl.3. Total number of Katmai-only rooms created within each game genre offered on the mplayer.com service.

     Dl.4. Total number of users who play a Katmai-only game offered on the mplayer.com service.

     Dl.5  Due Date: within [XXXXX] after the first day of each month.


                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
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                                      -11-